SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): March 17, 2004
                        Commission File Number: 000-31567


                           Rapid Bio Tests Corporation

             (Exact name of registrant as specified in its charter)

Nevada                                                               35-0511303
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(State or other jurisdiction of             (I.R.S. Employer Identification No.
incorporation or organization)

5409 Ivy Street, Springfield, Oregon                                      97478
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(Address of principal executive offices)                             (Zip Code)

                                  (541)686.5989
                                  -------------
              (Registrant's Telephone Number, Including Area Code)

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Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Reference is made to the Registrant's press release dated March 17, 2004.



Index to Exhibits

99.1 Press Release dated March 17, 2004




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        Rapid Bio Tests Corporation


March 17, 2004                   By:    /s/ Geoffrey V.F. Seaman
                                        ---------------------------
Chairman and CEO                        Geoffrey V.F. Seaman